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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) - August 6, 1996



                            DRESSER INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)



        DELAWARE                      1-4003                   75-0813641
- -------------------------      ---------------------      -------------------
  (State or otherjuris-        (Commission File No.)       (I.R.S. Employer
diction of incorporation)                                 Identification No.)


                      2001 ROSS AVENUE, DALLAS, TEXAS 75201
                    ----------------------------------------
                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (214) 740-6000

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.

          (b)  Pro Forma Financial Information.

          (c)  Exhibits.

     EXHIBITS

     1.1  Form of Underwriting Agreement

     4.1  Form of First Supplemental Indenture

     4.2  Form of 7.60% Debentures Due 2096

    99.1  News Release dated August 6, 1996



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              DRESSER INDUSTRIES, INC.



                         By:  /s/  George H. Juetten
                              ------------------------------
                              George H. Juetten
                              Vice President - Controller


August 8, 1996

                                       2
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                          EXHIBIT INDEX



EXHIBIT NO.                        DESCRIPTION
- -----------                        -----------
   1.1            Form of Underwriting Agreement

   4.1            Form of First Supplemental Indenture

   4.2            Form of 7.60% Debentures Due 2096

  99.1            News Release dated August 6, 1996